SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2006
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                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)



              Florida                   0-22904                 59-2971472
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  (State or Other Jurisdiction      (Commission File           (IRS Employer
       of  Incorporation)                 Number)            Identification No.)



8493 Baymeadow Way, Jacksonville, Florida                          32256
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code    (904) 737-1367
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 7, 2006 the Company released the earnings release for the 2005 fourth quarter and year end results attached as Exhibit 99.1 and incorporates into this item the text thereof.


ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS


      99.1  Press release of the Company dated March 7, 2006.












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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 7, 2006                     PARKERVISION, INC.



                                           By:       /s/ Jeffrey L. Parker
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                                                 Jeffrey L. Parker
                                                 Chief Executive Officer









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